UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 16, 2005
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                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


       DELAWARE                       000-30575               91-2032368
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 (State or other jurisdiction       (Commission              (IRS Employer
        of incorporation)           File Number)          Identification No.)


4991 CORPORATE DRIVE                     HUNTSVILLE, AL          35805
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 (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code     (256) 430-4000
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                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 7.01  Regulation FD Disclosure.

         On May 12, 2005, Avocent Corporation and its wholly-owned subsidiary, Avocent Redmond Corp., entered into a License and Settlement Agreement with Raritan Inc. and Raritan Computer Inc. that settles Avocent Redmond Corp.'s patent infringement lawsuit against Raritan Computer Inc. The Agreement resolves all claims among the parties. Under the terms of the Agreement, Avocent licensed certain patents to Raritan, and the parties entered into a worldwide, five-year litigation stand-still agreement. Avocent received an upfront payment and will receive quarterly payments over five years. Avocent will also be entitled to additional royalty payments if sales by Raritan of products incorporating Avocent's licensed technology reach specified levels. On May 16, 2005, Avocent publicly disseminated a press release announcing the settlement, and the information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.10 hereto.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit Number             Description of Exhibit
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         99.10                      Press release issued May 16, 2005



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AVOCENT CORPORATION

Date:  May 16, 2005
                              By:  /s/ Samuel F. Saracino
                                  ----------------------------------------
                                   Samuel F. Saracino
                                   Executive Vice President
                                   of Legal and Corporate Affairs,
                                   General Counsel, and Secretary



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                                  EXHIBIT INDEX


Exhibit                    Description
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99.10                      Press release issue May 16, 2005